UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(D) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 30, 2007

WPCS INTERNATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-26277	98-0204758
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One East Uwchlan Avenue, Suite 301, Exton, PA 19341
(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 903-0400

Copy of correspondence to:

Marc J. Ross, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement; and
ITEM 2.01 Completion of Acquisition or Disposition of Assets

On March 30, 2007, WPCS International Incorporated (the "Company"), acquired Voacolo Electric Incorporated, a New Jersey corporation ("Voacolo"). The purchase price was $1,250,000 in cash and 113,534 shares of common stock of the Company having a value of $1,250,000. In addition, the Company shall pay an additional $2,500,000 in cash or Company common stock if Voacolo’s earnings before interest and taxes for the period ending twelve months from March 30, 2007 shall equal or exceed $1,100,000. Voacolo was acquired pursuant to a Stock Purchase Agreement among WPCS International Incorporated, Voacolo, Jeffrey Voacolo, David Voacolo, Joseph Voacolo and Tracy Hossler, dated and effective as of March 30, 2007 (the "Agreement"). In connection with the acquisition, Voacolo entered into employment agreements with Messrs. Jeffrey Voacolo, David Voacolo and Joseph Voacolo, each for a period of two years.

Voacolo is an electrical contractor in the Mid-Atlantic area that specializes in both high and low voltage applications as well as structured cabling and voice/data/video solutions, as well as beginning to expand its operations particularly in wireless video surveillance. The company is headquartered in Trenton, New Jersey and has completed many major projects for commercial and government entities.

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits.

10.1	Stock Purchase Agreement, dated as of March 30, 2007, by and among WPCS International Incorporated, Voacolo Electric Incorporated, Jeffrey Voacolo, David Voacolo, Joseph Voacolo and Tracy Hossler

10.2	Registration Rights Agreement, dated as of March 30, 2007, by and among WPCS International Incorporated, Jeffrey Voacolo, David Voacolo, Joseph Voacolo and Tracy Hossler

10.3
Escrow Agreement, dated as of March 30, 2007; by and among WPCS International Incorporated, Voacolo Electric Incorporated, Jeffrey Voacolo, David Voacolo, Joseph Voacolo; Tracy Hossler and Sichenzia Ross Friedman Ference LLP

10.4	Employment Agreement, dated as of March 30, 2007, between Voacolo Electric Incorporated and Jeffrey Voacolo

10.5	Employment Agreement, dated as of March 30, 2007, between Voacolo Electric Incorporated and David Voacolo

10.6	Employment Agreement, dated as of March 30, 2007, between Voacolo Electric Incorporated and Joseph Voacolo

99.1	Press Release, dated April 2, 2007, issued by WPCS International Incorporated.

SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WPCS INTERNATIONAL INCORPORATED

Date: April 2, 2007	By:	/s/ ANDREW HIDALGO
Andrew Hidalgo
President